Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Foster Wheeler Ltd. (the "Company") on Form 10-Q for the period ended September 24, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Raymond J. Milchovich, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: November 3, 2004	/s/ RAYMOND J. MILCHOVICH
Raymond J. Milchovich
Chairman, President and
Chief Executive Officer